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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 1, 1996

                       ADVANTA Credit Card Master Trust II

                              Advanta National Bank
             (Exact name of registrant as specified in its charter)


          United States                   333-05433              23-2804492
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
Incorporation)                                                 Identification
                                                               Number)



                     501 Carr Road
                 Wilmington, Delaware                                   19809
        (Address of Principal Executive Office)                      (Zip Code)


Registrant's telephone number, including area code (302) 791-4400


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



                            Advanta National Bank USA
             (Exact name of registrant as specified in its charter)


            United States                 333-05433              51-000900
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
Incorporation)                                                 Identification
                                                               Number)



              Brandywine Corporate Center
                   650 Naamans Road
                  Claymont, Delaware                                    19703
        (Address of Principal Executive Office)                      (Zip Code)



Registrant's telephone number, including area code (302) 791-4400


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5. On November 1, 1996 the ADVANTA Credit Card Master Trust II issued its Class A Floating Rate Asset Backed Certificates, Series 1996-E and its Class B Floating Rate Asset Backed Certificates, Series 1996-E.

Item 6.           Not Applicable.

Item 7.           Exhibits.

            The following is filed as an Exhibit to this Report under Exhibit
4.1.

      Exhibit 4.1 Series 1996-E Supplement to the Pooling and Servicing Agreement dated as of November 1, 1996.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                ADVANTA NATIONAL BANK



                                                By: /s/ Michael Coco
                                                   ----------------------
                                                   Name:   Michael Coco
                                                   Title:  Vice President



                                                ADVANTA NATIONAL BANK USA



                                                By: /s/ Michael Coco
                                                   -----------------------------
                                                   Name:   Michael Coco
                                                   Title:  Vice President


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                                  EXHIBIT INDEX


Exhibit                       Description                                   Page
-------                       -----------                                   ----
4.1               Series 1996-E Supplement, dated as of
                  November 1, 1996.


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